UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Hospira, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

M83120-P59869-Z64806 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 6, 2015. Meeting Information HOSPIRA, INC. 275 N. FIELD DRIVE LAKE FOREST, IL 60045 HOSPIRA, INC. Meeting Type: Annual Meeting of Shareholders For holders as of: March 9, 2015 Date: May 6, 2015 Time: 9:00 AM Pacific Time Location: The Ritz-Carlton San Francisco 600 Stockton at California Street San Francisco, CA For directions to the Annual Meeting, please call Hospira Investor Relations at 224-212-2711 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Proxy Materials Available to VIEW or RECEIVE: M83121-P59869-Z64806 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Visit: www.proxyvote .com and follow the instructions. (You will need to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX located on the following page.) How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Attendance at the annual meeting is limited to shareholders as of the record date, or their proxies. If the shares are registered in your name, this Notice serves as your admission ticket and you must present this Notice at the meeting. If the shares are held by a broker, bank or nominee, you must bring to the meeting a brokerage statement showing ownership as of the record date. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M83122-P59869-Z64806 A Voting Items Proposals — The Board of Directors recommends that you vote FOR the following: 1. Election of ten Directors: Nominees: 1a. Irving W. Bailey, II The Board of Directors recommends you vote FOR the following proposals: 1b. F. Michael Ball 2. Advisory resolution to approve executive compensation. 1c. Barbara L. Bowles 1d. William G. Dempsey 1e. Dennis M. Fenton 1f. Roger W. Hale 3. To ratify the appointment of Deloitte & Touche LLP as auditors for Hospira for 2015. The Board of Directors recommends you vote AGAINST the following proposal: 4. Shareholder Proposal - Written Consent. 1g. Heino von Prondzynski 1h. Jacque J. Sokolov 1i. John C. Staley 1j. Mark F. Wheeler NOTE: Such other business as may properly come before the meeting or any adjournment thereof.